Sterne Agee Financial Institutions Investor Conference February 12-14, 2014 Denis Sheahan Chief Operating Officer Exhibit 99.1

• Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $4.7 B • Deposits: $5.0 B • $AUA: $2.3 B • Market Cap: $0.8 B • NASDAQ: INDB Who We Are 2

• Track record of consistent, solid performance • Well-positioned competitively • Expanding/strengthening footprint and share • Growing fee revenue sources • Disciplined risk management culture • Strong capital/TBV steadily rising • Raising the bar on operational excellence Key Messages 3

Company Footprint 4 Rank 2013 1 19.7% 44% Rank 2013 6 3.9% 18% Rank 2013 4 9.9% 14% Rank 2013 9 5.9% 12% Rank 2013 23 1.0% 11% Rank 2013 45 0.3% 1% Worcester County Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Bristol County Source: SNL Financial; Deposit/Market Share data as of June 30, 2013. (Includes Credit Unions) 77 Branches* Commercial Lending and Investment Management Center 78 Branches Standalone Commercial Lending and Investment Management Centers

• Record operating EPS performance ($2.39) • Excellent commercial loan and core deposit growth • Very successful customer acquisition campaigns • Deposit households up 5% (MA growth <1%) • Growing franchise value via accretive acquisitions • Opened first office in downtown Boston • Multiple 3rd party recognition of excellence 2013 Accomplishments 5

Strong Fundamentals Driving Performance 6 40.3 45.5 47.1 55.2 2010 2011 2012 2013 Operating Earnings ($ Mil.) +17% Diluted EPS $1.90 $2.12 $2.16 $2.39 +13% +4% • Healthy comm’l loan growth • Core deposits up to 85% • Growing wealth mgmt. • Double digit fee income growth • Solid asset quality vs. peers • Strong capital position • Core ROA of ≈ 1%

374 503 576 688 784 2009 2010 2011 2012 2013 +20% CAGR Robust Commercial Loan Generation ($ Mil.) 7 497 850 2009 2013 Comm’l Loan Originations +14% CAGR 12/13 vs. 12/12 12/13 vs. 9/13 ↑ 7% ↑ 7% annualizedComm’l Loan $ Bal. Organic Growth Strong C&I Loan Growth ($ Bal.-mil.) Yr. end

Attractive Balance Sheet Profile 4Q13 Sec./ST Inv. 14% Resi Mtges 10% Home Eq 15% Comm'l Loans 61% EARNING ASSETS $5.5 B AVG. YIELD: 3.87% Very Focused On Containing Deposit Costs Shift Towards Higher Yielding Assets Demand Deposits 27% Money Market 19% Savings/Now 40% CD's 15% TOTAL DEPOSITS $5.0 B AVG. COST: 0.23% 8

Investment Management – High Priority Growth Business 9 • Growing source of fee revenues • Expanding investment center locations • Strong feeder business from Bank • Cross-sell opportunity in acquired bank markets $ mil. 2006 2013 Assets under Admin. 816$ + 176% 2,251$ Revenues 6.1$ + 175% 16.8$

Sustaining Business Momentum 10 Business Line Focal Points •Expand Market Presence •Grow C&I Client Base •Expand Specialty Products, e.g. ABL Commercial •Continue to Drive Household Growth •Expand Electronic Banking Platform •Optimize Branch Network Retail Delivery •Capitalize on Strong Market Demographics •Expand Investment Centers •Continue Strong Branch/Commercial Referrals Investment Management •Continue Aggressive H.E. Marketing •Scalable Resi Mortgage Origination Platform Consumer Lending

Net Interest Margin Fairly steady over various rate cycles Current low rate environment adding pressure 11 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 4Q12 4Q13 Fed Funds NIM (FTE) 5 yr SWAP

12 Prudent Balance Sheet Management Positioned for Rising Rates

Asset Quality – Well Managed 23.1 29.0 28.8 34.7 2010 2011 2012 2013 NPL’s ($ Mil.) 14.8 9.5 9.7 8.8 4.8 2010 2011 2012 2013 Net Chargeoffs ($ Mil.) customer fraud 14.5 NPL/Loan % 0.65% 0.76% 0.64% 0.73% Peers 1.95%* Loss Rate 43bp 26bp 36bp 19bp Peers 28bp* * Source: FFIEC Peer Group 2; $3-10 Billion in Assets, September 30, 2013 Incl. 90 days + overdue 13

• Strong internal capital generation • No external capital raising • No dividend cuts Strong Capital Position 14 8.2% 8.6% 8.7% 8.6% 2010 2011 2012 2013 Tier 1 Leverage % 6.47% 6.80% 6.56% 6.91% 2010 2011 2012 2013 Tangible Common % $13.88 $15.27 $16.12 $17.18 2010 2011 2012 2013 Tangible Book Value (Period end)

Attentive to Shareholder Returns 15 $0.72 $0.76 $0.84 $0.88 2010 2011 2012 2013 Cash Dividends Declared Per Share

Mayflower Bancorp. (MFLR) Acquisition Strategic Rationale • Attractive financial return: 1-2% EPS accretive • Strengthens #1 share in a key market • Valuable source of liquidity: $200+MM deposits • Excellent fit with Rockland brand • Low risk transaction to create future value 16

Investment Management Commercial Banking Retail/ Consumer • $2.3 Bil. AUA • Wealth/Institutional • Sophisticated products • Expanded presence • Knowledgeable bankers Central Bancorp. & Mayflower Bancorp. Customer Base • Highly-rated customer satisfaction • Electronic banking • Home equity Major Opportunities in Acquired Bank Markets Capitalizing on Rockland Trust Brand 17

Building Franchise Value 18 All Acquisitions Immediately Accretive Deal Value: $16.9MM 11% Core Dep. Premium* Falmouth Bancorp Jul ‘04 $140mm Assets $137mm Deposits 4 Branches Deal Value: $102.2 MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $630mm Assets $411mm Deposits 9 Branches Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp. Apr ‘09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp. Nov ‘12 $537mm Assets $357mm Deposits 10 Branches Disciplined Acquisitions *Incl. CD’s <$100k Deal metrics based on closing price and actual acquired assets Deal Value: $40.3MM 8% Core Dep. Premium* Mayflower Bancorp. Nov’13 $243mm Assets $219mm Deposits 8 Branches (net 4)

2014 Outlook – Key Expectations 19 Loan Growth + 4-5% Led by commercial segment Deposit Growth + 2-3% Emphasis on core deposits Net Int. Margin Mid-to Low 3.40s% Stablizing around 4Q13 level Non Int. Income + 3-4% Strong core growth/lower mort. rev. Non Int. Expense + 3-4% Includes full year of Mayflower Net Chargeoffs $ 9-12 MM Continued strong asset quality Provision $ 11-14 MM Tax Rate ≈ 30% vs. 25% in '13 (expiring tax credits) Earnings Per Share $2.42-2.52

Business Intelligence/Knowledge Management • Further leverage analytics to drive business results • Grow and deepen quality customer relationships • Better align sales, marketing, and relationship management Process Improvement • Focused on cost and quality of delivery • Elevate the customer experience • Embed culture of continuous improvement Raising the Bar on Operational Excellence Key Initiatives 20

• High quality franchise in attractive markets • Strong organic business volumes • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long- term value creation INDB – Investment Merits 21

NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 878-6100 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.